UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2010

E-DEBIT GLOBAL CORP.
(Formerly Westsphere Asset Management Corporation, Inc.)
(Exact name of registrant as specified in its charter)

Colorado
(State or other jurisdiction of incorporation or organization)

0-32051 (Commission File Number)	98-0233968 (IRS Employer Identification Number)

#12, 3620 – 29th Street NE
Calgary, Alberta Canada T1Y 5Z8
Address of principal executive offices)

(403) 290-0264
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the authorization of the Company’s shareholders given at the annual shareholders meeting held on March 27, 2010, the Company has amended its articles of incorporation to change the name of the Company to E-Debit Global Corporation effective March 29, 2010.

Item 9.01  Financial Statements and Exhibits

Exhibit No.

3.1.2	Articles of Amendment filed with the Secretary of the State of Colorado on March 29, 2010.

SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

April 2, 2010	E-Debit Global Corporation

/s/Douglas MacDonald
Douglas MacDonald, President